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[Letterhead of KPMG LLP]



                                                                      Exhibit 10



                        Consent of Independent Auditors
                        -------------------------------




The Board of Directors of USAA Life Insurance Company and Contractowners of the Separate Account of USAA Life Insurance Company:


We consent to the use of our report, dated February 5, 1999, on the financial Statements of each Variable Fund Account of the Separate Account of USAA Life Insurance Company, which along with the report, appear in the Separate Account's Annual Report, date December 31, 1998. We also consent to the incorporation of the report, by reference to the Annual Report, into Post-Effective Amendment
No. 6 under the Securities Act of 1933, and Amendment No. 7 under the Investment Company Act of 1940, to the Separate Account's Registration Statement on Form N-4. We further consent to the references to our firm under the headings, "Financial Information" and "Independent Auditors" in the Registration Statement.


We also consent to the use of our report dated March 11, 1999 on the consolidated balance sheets of USAA Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, included as part of the Registration Statement and to the references to our firm under the headings "Financial Information" and "Independent Auditors".



                                     /s/ KPMG LLP
                                     -----------------------
                                     KPMG LLP


San Antonio, Texas
April 27, 1999